EXHIBIT 32.2
OMEGA FINANCIAL CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Daniel L. Warfel, hereby certify, in my capacity as the Chief Financial Officer of Omega Financial Corporation (the “Company”), with respect to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “Report”), that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/ Daniel L. Warfel
Daniel L. Warfel
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.